Exhibit 10.1

EXECUTION VERSION

INTEREST EXCHANGE AGREEMENT

THIS INTEREST EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of June 8, 2017 by and among BLACK KNIGHT HOLDCO CORP., a Delaware corporation (“New Black Knight” or the “Company”), THL EQUITY FUND VI INVESTORS (BKFS-LM), LLC, a Delaware limited liability company (“THL-LM”), THL EQUITY FUND VI INVESTORS (BKFS-NB), LLC, a Delaware limited liability company (“THL-NB” and, together with THL-LM, the “Interest Holders”), and Black Knight Financial Services, Inc., a Delaware corporation (“BKFS”).

W I T N E S S E T H:

WHEREAS, contemporaneous with the execution of this Agreement, each of the Company, BKFS, Fidelity National Financial, Inc., a Delaware corporation (“FNF”), New BKH Corp., a Delaware corporation (“New BKH”), New BKH Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned Subsidiary of New Black Knight (“Merger Sub One”), and BKFS Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned Subsidiary of New Black Knight (“Merger Sub Two”) have entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub One will merge with and into New BKH (the “New BKH Merger”) and Merger Sub Two will merge with and into BKFS (the “BKFS Merger” and together with the New BKH Merger, the “Mergers”);

WHEREAS, in accordance with the terms and conditions of the Merger Agreement, (a) at the effective time of the New BKH Merger, each share of New BKH Common Stock shall be automatically converted into and become the right to receive one validly issued, fully paid and nonassessable share of the common stock, par value $0.0001 per share, of New Black Knight (“New Black Knight Common Stock”), and (b) at the effective time of the BKFS Merger, each share of BKFS Class A Common Stock shall be automatically converted into and become the right to receive one validly issued, fully paid and nonassessable share of New Black Knight Common Stock;

WHEREAS, (a) THL-LM is the owner of (i) 1,252,664 shares of Class B common stock, par value $0.0001 per share, of BKFS (the “THL-LM Class B Shares”) and (ii) 1,252,664 class A units of BKFS LLC (the “THL-LM Units” and together with the THL-LM Class B Shares, the “THL-LM Interests”), and (b) THL-NB is the owner of (i) 50,107 shares of Class B common stock, par value $0.0001 per share, of BKFS (the “THL-NB Class B Shares”) and (ii) 50,107 class A units of BKFS LLC (the “THL-NB Units” and together with the THL-NB Class B Shares, the “THL-NB Interests”);

WHEREAS, THL-LM and THL-NB each desire to contribute the THL-LM Interests and the THL-NB Interests, respectively (each a “BKFS Interest” and together, the “BKFS Interests”) to the Company and, in exchange for the BKFS Interests, the Company desires to allot and issue to each Interest Holder a number of shares of New Black Knight Common Stock (in the aggregate, the “Shares”) equal to the number of class A units of BKFS LLC contributed by such Interest Holder, subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Interest Holders’ contributions of BKFS Interests, taken together with the Mergers, are intended to qualify as tax-free exchanges for purposes of Section 351 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1                               Certain Definitions.  Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Merger Agreement.

In addition, for purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“BKFS LLC” means Black Knight Financial Services, LLC, a Delaware limited liability company.

“BKFS LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of BKFS LLC, dated May 26, 2015, by and among BKFS and the other parties thereto.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Governmental Authority” means any government, court, arbitrator, regulatory or administrative agency, commission or authority or other governmental instrumentality, federal, state or local, domestic, foreign or multinational.

“Laws” means all laws (including common law), statutes, ordinances, codes, rules, regulations, decrees and orders of Governmental Authorities.

“New Black Knight Shares” with respect to each Interest Holder means a number of shares of New Black Knight Common Stock equal to the number of class A units of BKFS LLC contributed by such Interest Holder.

“NYSE” means The New York Stock Exchange.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated May 26, 2015, by and among BKFS, THL-LM, THL-NB and the other parties thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.2                               Terms Defined Elsewhere in this Agreement.  For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

Term	Section
Agreement	Preamble
BKFS	Preamble
BKFS Interests	Recitals
BKFS Merger	Recitals
BKFS Preferred Stock	3.3(b)
Company	Preamble
Exchange Closing	2.2(a)
Exchange Closing Date	2.2(a)
Interest Holders	Preamble
Mergers	Recitals
Merger Agreement	Recitals
Merger Sub One	Recitals
Merger Sub Two	Recitals
New BKHI	Recitals
New BKH Merger	Recitals
New Black Knight Common Stock	Recitals
Permitted Restrictions	4.3
Rule 144	4.4
Shares	Recitals
Transfer Agent	2.2(b)
THL-LM	Preamble
THL-LM Class B Shares	Preamble
THL-LM Interests	Preamble
THL-LM Units	Preamble
THL-NB	Preamble
THL-NB Class B Shares	Preamble
THL-NB Interests	Preamble
THL-NB Units	Preamble

1.3                               Interpretation.

(a)                                 When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all agreements and instruments include attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns.

(b)                                 The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

EXCHANGE OF BKFS INTERESTS; EXCHANGE CLOSING

2.1                               Exchange of BKFS Interests.

(a)                                 Subject to the terms and conditions hereof, at the Exchange Closing, (i) THL-LM hereby agrees to contribute its THL-LM Interests to the Company in exchange for such Interest Holder’s New Black Knight Shares and (ii) THL-NB hereby agrees to contribute its THL-NB Interests to the Company in exchange for such Interest Holder’s New Black Knight Shares.

(b)                                 Subject to the terms and conditions hereof, at the Exchange Closing, the Board of Directors (the “Board”) of the Company will approve the allotment and issue to each Interest Holder of such Interest Holder’s New Black Knight Shares, and procure that the Company’s shareholder register reflects the allotment and issue and that share certificates (or evidence of book entry) are delivered to the Interest Holders.

2.2                               Exchange Closing.

(a)                                 Subject to the satisfaction or waiver of the conditions set forth in Article VI (other than conditions that by their nature are to be satisfied at the Exchange Closing, but subject to the satisfaction or waiver of those conditions at such time), the consummation of the allotment and issue of the Shares provided for in Section 2.1 hereof (the “Exchange Closing”) shall occur immediately following and at the same location as the Closing under the Merger Agreement.  The date the Exchange Closing occurs is referred to as the “Exchange Closing Date”.

(b)                                 At the Exchange Closing, the Company will (i) instruct its transfer agent (the “Transfer Agent”) to deliver to each Interest Holder, such Interest Holder’s New Black Knight Shares, in certificate or book entry form, in each case registered in the name of such Interest Holder.

2.3                               Company Deliveries.  At the Exchange Closing, subject to the terms and conditions hereof, the Company shall deliver, or cause to be delivered, to each Interest Holder:

(a)                                 a certificate in form and substance reasonably satisfactory to each Interest Holder, dated the Exchange Closing Date and signed by an executive officer of the Company, stating that the conditions set forth in Sections 6.2(a) and 6.2(b) hereof are satisfied; and

(b)                                 the New Black Knight Shares as set forth in Section 2.2(b) hereof, in certificate or book entry form, in each case registered in the name of such Interest Holder, which New Black Knight Shares shall be free and clear of any Liens.

2.4                               Interest Holder Deliveries.  At the Exchange Closing, subject to the terms and conditions hereof, each Interest Holder will deliver, or cause to be delivered, to the Company:

(a)                                 such Interest Holder’s BKFS Interests, free and clear of any Liens, together with any supporting documentation evidencing the transfer of such Interest Holder’s BKFS Interests that may be reasonably requested by the Company or required by the Transfer Agent; and

(b)                                 a certificate in form and substance reasonably satisfactory to the Company, dated the Exchange Closing Date and signed by an authorized signatory of such Interest Holder, stating that the conditions in Sections 6.3(a) and 6.3(b) hereof have been satisfied and/or complied with by such Interest Holder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BKFS

In order to induce the Interest Holders to enter into this Agreement, each of the Company and BKFS represents and warrants to each Interest Holder as follows:

3.1                               Organization, Standing and Power.

(a)                                 Each of the Company and BKFS is a corporation duly organized, validly existing and in good standing under the Laws of Delaware and has all requisite corporate power and authority necessary to own or lease all of its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power or authority has not been and would not reasonably be expected to be, individually or in the aggregate, material to BKFS.

(b)                                 Each of the Company and BKFS is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing has not been and would not reasonably be expected to be, individually or in the aggregate, material to BKFS.

3.2                               Authority; Noncontravention.

(a)                                 Each of the Company and BKFS has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  The execution, delivery and performance by the Company and BKFS of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the boards of directors of the Company and BKFS, to the extent required by any applicable Law, and no other corporate or other action is necessary to authorize the execution and delivery by the Company and BKFS of this Agreement, the performance of their obligations hereunder and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Company and BKFS and is a valid and binding obligation of the Company and BKFS, enforceable against such party in accordance with its terms.

(b)                                 Neither the execution and delivery of this Agreement by the Company or BKFS, nor the consummation of the transactions contemplated hereby, nor compliance with any of the terms or provisions of this Agreement will (i) conflict with or violate any provision of the Company’s or BKFS’s respective certificate of incorporation or bylaws, (ii) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to the Company or BKFS or any of their properties or assets, or violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of the Company or BKFS under, any of the terms, conditions or provisions of any Contract or permit to which the Company or BKFS is a party, or by which the Company or BKFS or any of their respective properties or assets may be bound or affected or (iii) result in the exercisability of any right to purchase or acquire any material asset of the Company or BKFS, except, in the case of clause (ii), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, would not reasonably be expected to be material to BKFS.

3.3                               Capitalization.

(a)                                 Prior to the consummation of the Mergers, the authorized capital stock of New Black Knight consists of 1,000 shares of common stock, par value $0.0001 per share and all of the issued and outstanding shares of which are held directly by New BKH.  Immediately prior to the Mergers, the authorized capital stock of New Black Knight will consist of 550,000,000 shares of common stock, par value $0.0001 per share and 25,000,000 shares of preferred stock, par value $0.0001 per share.  All outstanding shares of New BKH Common Stock have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or subscription rights, Law, Contract or the organizational documents of New Black Knight.  Except as set forth in this Section 3.3(a), there are no shares of capital stock, voting securities or equity interests of New Black Knight issued and outstanding or any subscriptions, options, warrants, calls, convertible or exchangeable securities, rights, commitments or agreements of any character providing for the issuance of any shares of capital stock, voting securities or equity interests of New Black Knight, including any representing the right to purchase or otherwise receive any shares of common stock or preferred stock of New Black Knight.  There are no capital appreciation rights, phantom stock plans or securities with participation rights or features, or similar obligations and commitments with respect to New Black Knight. There are no outstanding obligations of New Black Knight to repurchase, redeem or otherwise acquire any shares of capital stock, voting securities or equity interests (or any options, warrants or other rights to acquire any shares of capital stock, voting securities or equity interests) of New Black Knight. There are no restrictions upon the voting or transfer of any shares of New Black Knight Common Stock pursuant to any of New Black Knight’s organizational documents or any agreement to which New Black Knight is a party.

(b)                                 The authorized capital stock of BKFS consists of 350,000,000 shares of BKFS Class A Common Stock, 200,000,000 shares of BKFS Class B Common Stock and 25,000,000 shares of preferred stock, par value $0.0001 per share (the “BKFS Preferred Stock”).  At the close of business on June 6, 2017, (i) 69,553,957 shares of BKFS Class A Common Stock were issued and outstanding, (ii) 509,304 shares of BKFS Class A Common Stock were held by BKFS in its treasury, (iii) 3,093,996 shares of BKFS Class A Common Stock were reserved for issuance under the BKFS Stock Plan, (iv) 84,612,711 shares of BKFS Class B Common Stock were issued and outstanding, (v) no shares of BKFS Class B Common Stock were held by BKFS in its treasury, and (vi) no shares of BKFS Preferred Stock were issued or outstanding.  All outstanding shares of BKFS Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.  Since May 24, 2017, BKFS has not issued any shares of BKFS capital stock, voting securities or equity interests, or any securities convertible into or exchangeable or exercisable for any shares of BKFS capital stock, voting securities or equity interests.

3.4                               Merger Agreement.  The Company has provided the Interest Holders with true, correct and complete copies of the Merger Agreement and any annexes, exhibits and schedules thereto.

3.5                               Valid Issuance.  The Shares to be issued pursuant to this Agreement will be duly authorized and validly issued and, at the Exchange Closing, all such Shares will be fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and will be free and clear of all liens (other than restrictions on transfer imposed by U.S. federal and state securities laws).

3.6                               Private Placement.  Assuming that the representations of each Interest Holder set forth in Section 4.3 are true and correct, the initial allotment and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act.  Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Shares by any form of “general solicitation” or “general advertising”, as such terms are used in Rule 502(c) of Regulation D under the Securities Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INTEREST HOLDERS

In order to induce the Company and BKFS to enter into this Agreement, each Interest Holder represents and warrants to the Company and BKFS as follows:

4.1                               Organization, Standing and Power.

(a)                                 Interest Holder is a legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed or organized, as applicable, and has all requisite partnership, corporate, limited liability company or other applicable entity power and authority necessary to own or lease all of its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power or authority has not been and would not reasonably be expected to be, individually or in the aggregate, material to Interest Holder.

(b)                                 Interest Holder is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing has not been and would not reasonably be expected to be, individually or in the aggregate, material to Interest Holder.

4.2                               Authority; Noncontravention.

(a)                                 Interest Holder has all requisite partnership, corporate, limited liability company or other applicable entity power and authority to execute, deliver and perform its obligations under this Agreement.  The execution, delivery and performance by Interest Holder of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Interest Holder, to the extent required by any applicable Law, and no other corporate or other action is necessary to authorize the execution and delivery by Interest Holder of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Interest Holder and is a valid and binding obligation of Interest Holder, enforceable against such party in accordance with its terms.

(b)                                 Neither the execution and delivery of this Agreement by Interest Holder, nor the consummation of the transactions contemplated hereby, nor compliance with any of the terms or provisions of this Agreement will (i) conflict with or violate any provision of Interest Holder organizational documents, (ii) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Interest Holder or any of its properties or assets, or violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Interest Holder under, any of the terms, conditions or provisions of any Contract or permit to which the Interest Holder is a party, or by which Interest Holder or any of its properties or assets may be bound or affected or (iii) result in the exercisability of any right to purchase or acquire any material asset of Interest Holder, except, in the case of clause (ii), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, would not reasonably be expected to be material to Interest Holder.

4.3                               Title to BKFS Interests; No Liens; Transfer Restrictions.  Interest Holder is the sole record and beneficial owner of the BKFS Interests, free and clear of any Liens, and upon the transfer of the BKFS Interests to the Company, the Company shall acquire good title thereto, free and clear of any Liens or transfer restrictions, other than transfer restrictions arising under the Securities Act and state securities Laws.  The BKFS Interests constitute 100% of the equity interests of BKFS and BKFS LLC owned by Interest Holder and Interest Holder does not own any other securities convertible into, or rights to acquire, equity interests in BKFS or BKFS LLC.

4.4                               Certain Securities Law Matters.

(a)                                 Interest Holder is acquiring its New Black Knight Shares as principal for its own account and not with a view to the distribution thereof within the meaning of the Securities Act.

(b)                                 Interest Holder understands that the New Black Knight Shares issued to it will not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to an available exemption from, or in a transaction not subject to, the Securities Act as evidenced by receipt by the Company of a written opinion of counsel for Interest Holder reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities Laws, or (iii) pursuant to Rule 144 under the Securities Act (“Rule 144”).  Applicable U.S. restrictive legends shall be placed on certificates representing the New Black Knight Shares to be delivered to Interest Holder at the Exchange Closing, substantially as follows:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THESE SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.”

4.5                               Interest Holder Status.  At the time Interest Holder was offered the Shares, it was, and at the date hereof it is, either (i) a “qualified institutional buyer”, as defined in Rule 144A under the Securities Act, or (ii) an “accredited investor”, as defined in Rule 501(a) of Regulation D.

4.6                               No Bad Actor.  No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act is applicable to the Interest Holder.

4.7                               No General Solicitation.  Neither the Interest Holder, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer, sale or contemplated distribution of the Shares.

4.8                               Interest Holder Acknowledgement.  Each Interest Holder represents that it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Company pursuant to this Agreement and is able to bear the economic risk of loss of its investment in the Company pursuant to this Agreement.  Each Interest Holder acknowledges that it is not relying upon any Person, other than the Company and their officers and directors, in making its investment or decision to invest in the Company pursuant to this Agreement.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1                               NYSE Listing.  The Company shall use commercially reasonable efforts to cause the Shares to be approved for listing on the NYSE prior to the Exchange Closing, subject to official notice of issuance to the NYSE.

5.2                               Further Assurances.  Each of the Company, BKFS and the Interest Holders shall use its respective commercially reasonable efforts to (i) take, or cause to be taken, all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

5.3                               Advice of Changes.  The Company shall promptly advise the Interest Holders of any fact, change, event or circumstance that the Company believes would cause any condition to the Exchange Closing not to be satisfied; provided that any failure to give notice in accordance with the foregoing shall not be deemed to constitute the failure of the condition set forth in Section 6.2(b) hereof to be satisfied.

5.4                               Registration Rights.  Effective upon the Exchange Closing, all of BKFS’s rights and obligations under the Registration Rights Agreement shall have been assigned to the Company pursuant to Section 4.6 of the Registration Rights Agreement, such that each Interest Holder’s New Black Knight Shares and the shares of New Black Knight Common Stock held by the Holders (as defined therein) party thereto shall be Registrable Securities (as defined therein).

5.5                               Consent to the Transfer of the BKFS Interests.  In its capacity as managing member of BKFS LLC, BKFS hereby consents to the transfer of the THL-LM Units and the THL-NB Units by the Interest Holders to the Company in accordance with Section 8.1 of the BKFS LLC Agreement.

ARTICLE VI

CONDITIONS TO EXCHANGE CLOSING

6.1                               Mutual Conditions.  The respective obligations of each Interest Holder and the Company to consummate the exchange of the BKFS Interests for the Shares shall be subject to the satisfaction on or prior to the Exchange Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 No Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that remains in effect and temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal;

(b)                                 No outstanding judgment, injunction, order or decree of a competent Governmental Authority shall have been entered and shall continue to be in effect, and no Law shall have been adopted or be effective, in each case that prohibits, enjoins or makes illegal the consummation of the transactions contemplated by this Agreement; and

(c)                                  Each of the Mergers shall have become effective in accordance with the terms of the Merger Agreement.

6.2                               Interest Holder’s Conditions.  The obligations of each Interest Holder to consummate the exchange of such Interest Holder’s BKFS Interests for such Interest Holder’s New Black Knight Shares shall be subject to the satisfaction on or prior to the Exchange Closing Date of each of the following additional conditions (any or all of which may be waived by such Interest Holder on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 The representations and warranties of the Company set forth in Article III, respectively, qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Exchange Closing as though made at and as of the Exchange Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materially shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

(b)                                 the Company shall have performed and complied in all material respects with its respective obligations and agreements required in this Agreement to be performed or complied with by it on or prior to the Exchange Closing Date; and

(c)                                  the Company shall have delivered, or caused to be delivered, to such Interest Holder at the Exchange Closing, the Company’s closing deliverables described in Section 2.3.

6.3                               Company Conditions.  The obligation of the Company to consummate the allotment and issuance of the New Black Knight Shares to each Interest Holder shall be subject to the satisfaction on or prior to the Exchange Closing Date of each of the following conditions with respect to such Interest Holder (any or all of which may be waived by the Company in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 the representations and warranties of such Interest Holder set forth in Article IV qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Exchange Closing as though made at and as of the Exchange Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

(b)                                 such Interest Holder shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by such Interest Holder on or prior to the Exchange Closing Date; and

(c)                                  such Interest Holder shall have delivered, or caused to be delivered, to the Company at the Exchange Closing such Interest Holder’s closing deliverables described in Section 2.4.

ARTICLE VII

TERMINATION

7.1                               Termination.  This Agreement shall automatically terminate, without the need for any further action by the Company, BKFS or either Interest Holder, upon the valid termination of the Merger Agreement.

7.2                               Effects of Termination.  In the event of any termination of this Agreement as provided in Section 7.1, this Agreement, except for this Section 7.2 and Article VIII, shall terminate and become void and have no effect, without any liability on the part of any party or its directors, officers or stockholders with respect thereto.  Notwithstanding the foregoing, nothing in this Section 7.2 shall relieve any party to this Agreement of liability for fraud or any material breach of any covenant or agreement set forth in this Agreement.

ARTICLE VIII
MISCELLANEOUS

8.1                               Survival.  The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Closing.  The covenants and agreements herein that relate to actions to be taken at or after the Closing shall survive the Closing.

8.2                               Expenses.  All costs and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such expenses whether or not the transactions contemplated by this Agreement are consummated; provided that New Black Knight shall pay, or cause to be paid, or reimburse the Interested Holders for all fees and expenses incurred by them pursuant to Section 6.5(a) of the Merger Agreement.

8.3                               Specific Performance.  Each party hereto hereby acknowledges that the benefits to the other party of the performance by such party of its obligations under this Agreement are unique and that the other party hereto is willing to enter into this Agreement only in reliance that such party will perform such obligations, and agrees that monetary damages may not afford an adequate remedy for any failure by such party to perform any of such obligations. Accordingly, each party hereby agrees that the other party and Fidelity National Financial, Inc., a Delaware corporation (“FNF”), as a third party beneficiary hereof (subject to Section 8.4) and in respect of New Black Knight’s rights hereunder, will have the right to enforce the specific performance of such party’s obligations hereunder and irrevocably waives any requirement for securing or posting of any bond or other undertaking in connection with the obtaining by the other party of any injunctive or other equitable relief to enforce their rights hereunder.

8.4                               No Third-Party Beneficiary Rights.  Except for the provisions of Section 8.3, nothing expressed or referred to in this Agreement is intended or will be construed to give any Person other than FNF, which is an intended third-party beneficiary of this Agreement, and the parties hereto and their respective successors and assigns any legal or equitable right, remedy or claim under or with respect to this Agreement, or any provision hereof, it being the intention of the parties hereto that this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement, FNF and their respective successors and assigns.

8.5                               Entire Agreement.  This Agreement and the Merger Agreement (in each case, including the Exhibits and Schedules attached hereto and thereto) embodies the entire understanding among the parties relating to the subject matter hereof and thereof and supersedes and terminates any prior agreements and understandings among the parties with respect to such subject matter, and no party to this Agreement shall have any right, responsibility or liability under any such prior agreement or understanding.  Any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon.  No promises, covenants or representations of any kind, other than those expressly stated herein and in the other agreements referred to above, have been made to induce either party to enter into this Agreement.

8.6                               Binding Effect; Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of a party, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

8.7                               Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)                                 This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

(b)                                 Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8.7, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)                                  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.8                               Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Upon a determination that any provision of this Agreement is prohibited or unenforceable in any jurisdiction, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

8.9                               Amendments; Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, that, no such amendment or waiver may be made without the prior written consent of FNF prior to termination of the Merger Agreement.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Except as otherwise provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Laws.  Any consent provided under this Agreement must be in writing, signed by the party against whom enforcement of such consent is sought.

8.10                        Headings.  The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

8.11                        Notices.  All notices and other communications hereunder shall be in writing and shall be delivered in person, by facsimile (with confirming copy sent by one of the other delivery methods specified herein), by overnight courier or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered in person, or when so received by facsimile or courier, or, if mailed, three (3) calendar days after the date of mailing, as follows:

If to the Company prior to the Closing, to:

Fidelity National Financial, Inc.

1701 Village Center Circle
Las Vegas, Nevada 89134
Facsimile:  (702) 243-3251

Attention:  General Counsel

If to the Company after the Closing, or to BKFS to:

Black Knight Financial Services, Inc.

601 Riverside Ave.

Jacksonville, Florida 32204

Facsimile:  (702) 243-3251

Attention: Executive Vice President, General Counsel and Corporate Secretary

If to either Interest Holder to:

Thomas H. Lee Partners, L.P.

100 Federal Street, 35th Floor

Boston, Massachusetts 02110

Facsimile: (617) 227-3514

Attention: General Counsel

or to such other address as the party to whom notice is given may have previously furnished to the other party in writing in the manner set forth above.

8.12                        Counterparts.  This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BLACK KNIGHT HOLDCO CORP.

By:	/s/ Kirk T. Larsen
Name: Kirk T. Larsen
Title: Executive Vice President and Chief Financial Officer

[Signature Page to THL Interest Subscription Agreement]

BLACK KNIGHT FINANCIAL SERVICES, INC.

By:	/s/ Kirk T. Larsen
Name: Kirk T. Larsen
Title: Executive Vice President and Chief Financial Officer

[Signature Page to THL Interest Subscription Agreement]

THL EQUITY FUND VI INVESTORS (BKFS-LM), LLC
By: THL Equity Advisors VI, LLC, its Sole Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

[Signature Page to THL Interest Subscription Agreement]

THL EQUITY FUND VI INVESTORS (BKFS-NB), LLC
By: THL Equity Advisors VI, LLC, its Sole Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

[Signature Page to THL Interest Subscription Agreement]